CARMAX REPORTS RECORD SECOND QUARTER SALES;
                   -------------------------------------------

                   RAISES SECOND QUARTER EARNINGS EXPECTATIONS
                   -------------------------------------------


Richmond, Va., September 5, 2003 - CarMax, Inc. (NYSE: KMX) today reported record sales for the second quarter ended August 31, 2003.

o Total sales rose 14% to $1.24 billion from $1.08 billion in the same period last year.

o    Comparable store used unit sales rose 6% for the quarter.

o The company now expects second quarter earnings to be approximately 36 cents per share, above the previously anticipated range of 33 cents to 35 cents.

Sales Commentary
----------------

"We are pleased to have achieved second quarter used unit comp growth of 6%, particularly in light of somewhat higher-than-expected cannibalization by our new stores of roughly 1 to 2%," said Austin Ligon, president and chief executive officer of CarMax. "Our emphasis on continually improving execution continues to pay off, and we are happy that our new stores are performing within the range of our expectations.

"For the third quarter, we estimate used unit comp growth of 5 to 7%," Ligon said, "with fourth quarter used unit comp growth somewhat higher."

Second Quarter Earnings Expectations
------------------------------------

"We experienced higher-than-anticipated margins in service, wholesale vehicle and used vehicle sales during the quarter," Ligon said. "The positive earnings effect of these higher margins will, we expect, be partially offset by lower-than-anticipated income from CarMax Auto Finance. Though still within the range of our annual expectations, our cost of funds rose somewhat faster than predicted, compressing the spreads at CAF more than we had projected for the quarter. Even so, with our higher margins we are anticipating second quarter earnings of approximately 36 cents per share, modestly above our previous expectations in the range of 33 to 35 cents." In the prior year's second quarter, CarMax reported net earnings per share of 30 cents, including 2 cents of costs associated with the separation from Circuit City. Excluding these separation costs, the prior year's second quarter earnings per share were 32 cents.


                                     -more-

CarMax, Inc.
Page 2 of 4

Comparable Store Retail Vehicle Sales Change
--------------------------------------------

                                               Three Months Ended                   Six Months Ended
                                                   August 31                           August 31
                                        ---------------------------------    -------------------------------
                                               2003             2002                2003            2002
                                               ----             ----                ----            ----
Vehicle units:
     Used vehicles...............               6 %             12 %                 8 %            12 %
     New vehicles................              (9)%              5 %                (4)%             1 %
Total............................               4 %             11 %                 7 %            10 %

Vehicle dollars:
     Used vehicles...............               7 %             12 %                 8 %            13 %
     New vehicles................              (8)%              8 %                (3)%             2 %
Total............................               5 %             11 %                 6 %            11 %




Percent Retail Vehicle Sales
----------------------------

                                               Three Months Ended                   Six Months Ended
                                                    August 31                          August 31
                                         --------------------------------    -------------------------------
                                                2003            2002                2003            2002
                                                ----            ----                ----            ----
Vehicle units:
     Used vehicles................               91%             89%                 91%             89%
     New vehicles.................                9              11                   9              11
                                         --------------------------------    -------------------------------
Total.............................              100%            100%                100%            100%
                                         -------------------------------     -------------------------------

Vehicle dollars:
     Used vehicles................               87%             84%                 87%             84%
     New vehicles.................               13              16                  13              16
                                         --------------------------------    -------------------------------
Total.............................              100%            100%                100%            100%
                                         --------------------------------    -------------------------------


Retail Unit Sales
-----------------
                                               Three Months Ended                   Six Months Ended
                                                    August 31                          August 31
                                         --------------------------------    -------------------------------
                                                2003            2002                2003            2002
                                                ----            ----                ----            ----
Used vehicles.....................             60,150          50,877             118,195          98,187
New vehicles......................              5,842           6,489              11,725          12,225
                                         --------------------------------    -------------------------------
Total.............................             65,992          57,366             129,920         110,412
                                         --------------------------------    -------------------------------


                                     -more-

 CarMax, Inc.
Page 3 of 4

Average Retail Selling Prices
-----------------------------

                                               Three Months Ended                   Six Months Ended
                                                    August 31                           August 31
                                         --------------------------------    -------------------------------
                                                2003            2002                2003            2002
                                                ----            ----                ----            ----
Used vehicles.....................            $15,484         $15,378             $15,377         $15,437
New vehicles......................            $23,723         $23,361             $23,392         $23,206
Weighted average..................            $16,214         $16,281             $16,100         $16,297


Store Openings
--------------

CarMax opened 2 superstores during the second quarter, entering the Birmingham, Ala., market with a standard superstore and adding a satellite superstore in Sanford, Fla., in the Orlando market. The company has opened 4 superstores thus far in fiscal 2004 and plans to add 4 or 5 superstores during the second half of the fiscal year.

Earnings Release and Conference Call Information
------------------------------------------------

CarMax will release second quarter earnings on Friday, September 19, 2003. The company will host a conference call for investors at 10:00 a.m. Eastern time on that date. Domestic investors may access the call at 1-888-298-3261 (conference
I.D.: 2632529). International investors should dial 1-706-679-7457 (conference
I.D.: 2632529). A live Web cast of the call will be available on the company's investor information home page at http://investor.carmax.com or at www.streetevents.com.

A replay of the call will be available beginning at approximately 2:00 p.m. Eastern time on September 19 and will run through midnight, September 26, 2003. Domestic investors may access the recording at 1-800-642-1687 (conference I.D.:
2632529) and international investors at 1-706-645-9291 (conference I.D.:
2632529). A replay of the call also will be available on the company's investor information home page or at www.streetevents.com.

About CarMax
------------

CarMax is the nation's leading specialty retailer of used cars. Headquartered in Richmond, Va., CarMax currently operates 44 used car superstores in 21 markets. CarMax also operates 15 new car franchises, 13 of which are integrated or co-located with its used car superstores. During the twelve month period ended August 31, 2003, the company sold 210,143 used cars, which is 91 percent of the total 232,003 vehicles the company sold during that period. For more information, access the CarMax Web site at www.carmax.com.


                                     -more-

CarMax, Inc.
Page 4 of 4



Forward-looking Statements
--------------------------

The company cautions readers that the statements contained herein regarding the company's future business plans, operations, opportunities or prospects, including without limitation any statements or factors regarding expected sales, margins or earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management's current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. For more details on factors that could affect expectations, see the company's Annual Report on Form 10-K for the fiscal year ended February 28, 2003, and any quarterly or current reports, as filed with or furnished to the Securities and Exchange Commission.

                                      # # #

Contacts:   Dandy Barrett, Director of Investor Relations, (804) 935-4591
            Celeste Gunter, Manager, Investor Relations, (804) 935-4597